AMENDMENT AND TERMINATION AGREEMENT

THIS AMENDMENT AND TERMINATION AGREEMENT (the “Agreement”) is entered into on this 26th day of June, 2010, but having an effective date of June 1, 2010 (the “Effective Date”).

BETWEEN:

TECHMEDIA ADVERTISING MAURITIUS., a corporation organized under the laws of Mauritius and having an address for notice and delivery or otherwise located at c/o 62 Upper Cross Street, #04-01, Singapore 058353

(“TMM”);

OF THE FIRST PART

AND:

PEACOCK MEDIA LTD., a corporation organized under the laws of India and having an address for notice and delivery or otherwise located at 24B, Apollo Industrial Estate, Off Mahakali Caves Road, Andheri East, Mumbai – 400093 India

(“PML”);

OF THE SECOND PART

AND:

TechMedia Advertising (India)_Private Limited, a company incorporated under the laws of India and having its address for notice and delivery or otherwise located at No. 3, Daniel Street, T Nagar, Chennai – 600017, Tamil Nadu, India

(“TMI”);

OF THE THIRD PART

(TMM, PML and TMI collectively, or individually also referred to as a “Party” or the “Parties”)

WHEREAS:

A.
The Parties of the First and Second part are the Parties to a Joint Venture Development and Operating Agreement (the “JV Agreement”), dated effective as of October 22, 2009 and had agreed to certain terms and conditions recorded therein including to form a new private Indian company where TMM would own 85% and PML would own 15% (the “JV Company”).  The JV Company was intended to operate the business of displaying mobile digital advertising platforms in available public transportation buses in the State of Tamil Nadu in India (“said right”) and, if possible, then in entire India or part thereof;

B.	The JV Company has not been incorporated as of the date hereof, however, the business in respect of the said right of the JV Company has been initiated by TMM and PML;
C.	TMI was incorporated on December 27, 2007 and TMM is holding 100% share capital of TMI (i.e. TMI is wholly owned subsidiary of TMM);
D.
In view of above, the Parties have decided to amend the arrangement and effectively terminating the JV Agreement or other writings or agreements or otherwise on the terms and conditions recorded in the Consulting Services Agreement having an effective date of June 1, 2010 (the “Consulting Agreement”), attached hereto as Schedule “A”.  This Agreement has been authorized by way of a resolution of the Board of Directors of PML passed on June 26, 2010, authorized by TMM by way of a resolution of its Board of Directors passed on June 26, 2010 and authorized by TMI by way of a resolution of its Board of Directors passed on June 26, 2010.

E.
The Parties agree that upon the execution of this Agreement and the execution of the Consulting Agreement, there is no longer any purpose for the JV Agreement or other writings or agreements or otherwise as the responsibilities and obligations of the Parties as set forth under the Consulting Agreement are conclusive and binding upon the Parties hereto.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual agreements and covenants herein contained (the receipt and adequacy of such consideration is hereby mutually admitted by each Party), the Parties hereby covenant and agree as follows:

1.
The said JV Agreement dated October 22, 2009 or other writings or agreements or otherwise are hereby terminated and no longer of any force and effect between the Parties hereto as the responsibilities and obligations of the Parties are set forth under the Consulting Agreement which is annexed hereto as Schedule “A”.

2.	The Parties are bound and regulated by the said Consulting Agreement and the same shall be conclusive and form the operative part of this Agreement.

3.
Each Party hereto agrees that the terms and consequences thereof under this Agreement and said Consulting Agreement shall supersede all other earlier understanding or writings or agreements or otherwise between the Parties hereto in any manner whatsoever.

4.
This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

IN WITNESS WHEREOF the Parties have duly executed this Agreement by their duly authorized officers effective the first day and year written above.

TECHMEDIA ADVERTISING MAURITIUS
Per:

/s/ William Goh Han Tiang
Authorized Signatory

William Goh Han Tiang, Director
(print name and title)

PEACOCK MEDIA LTD.
Per:

/s/ Sandeep Deepak Chawla
Authorized Signatory

Sandeep Deepak Chawla, Director
(print name and title)

TECHMEDIA ADVERTISING (INDIA) PRIVATE LIMITED
Per:

/s/ William Goh Han Tiang
Authorized Signatory

/s/ William Goh Han Tiang, Director
(print name and title)

Schedule “A”

This is Schedule “A” to the Amendment and Termination Agreement between Peacock Media Ltd., TechMedia Advertising (India) Private Limited and TechMedia Advertising Mauritius dated June 26, 2010.

Consulting Services Agreement